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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest reported) May 4, 2001.


                                DBS HOLDINGS INC.
             (Exact name of registrant as specified in its chapter)




          Nevada                        0-30453                   N/A
 ---------------------------         ------------          -------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation               File Number)          Identification No.)



1898 Peardonville Road, Abbotsford, B.C., Canada                    V4X 2M4
------------------------------------------------                   ---------
   (Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code   (604) 581-1151
                                                     --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.          Description
-----------          -----------
Exhibit 99           DBS Holdings Inc. Press Release dated April 26, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 4, 2001



                                                    DBS HOLDINGS INC.


                                                    By: /s/ Daniel Steunenberg
                                                    --------------------------
                                                    Name:  Daniel Steunenberg
                                                    Title: President



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                                  EXHIBIT INDEX

Number      Exhibit                                                    Sequential Page Number
------      -------                                                    ----------------------
  99        DBS Holdings Inc. Press Release dated April 26, 2001                4